Capital Stock	12 Months Ended
Dec. 31, 2011
Capital Stock
15.	CAPITAL STOCK

Currently, our common stock is traded on the NASDAQ Global Market under the trading symbol “REXX”. We have authorized capital stock of 100,000,000 shares of common stock and 100,000 shares of preferred stock. In January 2010, we completed a public offering of 6,900,000 shares of common stock at an offering price of $12.25 per share. The net proceeds from the offering were approximately $80.2 million, after deducting underwriting discounts, commissions and estimated offering expenses. We used a portion of the proceeds to repay outstanding borrowings under our Senior Credit Facility and used the remaining net proceeds to fund a portion of our capital expenditure program for 2010 and for other general corporate purposes. As of December 31, 2011 and 2010, we had 44,859,220 and 44,306,677 shares of common stock outstanding, respectively. For additional information see Note 26, Subsequent Events, to our Consolidated Financial Statements.